Exhibit 10.1

EMPLOYMENT AGREEMENT AMENDMENT NO. 1

The purpose of this amendment (“Amendment No. 1”) is to amend the Safety Shot, Inc. (the “Company”) Consulting Agreement with Core 4 Capital Corp., a New York corporation (the “Consultant”) made and entered into as of September 23, 2024, (the “Agreement”). All terms and conditions in the Agreement neither addressed nor in conflict with the terms in this Amendment No. 1 will remain in full force and effect. This Amendment No. 1 amends Section 2, the “Term” and EXHIBIT A “Consideration” of the Agreement. The amended Agreement reads as follows:

5.	Term. This Agreement is for a six (6) month term commencing on April 1, 2025, (the “Effective Date”) and ending on October 1, 2025 (the “Term”).

EXHIBIT A

Consideration.	In exchange for Core 4’s agreement to perform the Services, Core 4 shall receive 1,250,000 shares of Safety Shot restricted stock (the “Shares”). The Shares shall vest in three-month installments such that 625,000 shares shall vest on June 30, 2025, and 625,000 shares shall vest on September 30, 2025.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Agreement as of April 10, 2025.

THE COMPANY:

SAFETY SHOT, INC.

By:	/s/Jarrett Boon
Jarrett Boon, Chief Executive Officer

CORE 4 CAPITAL CORP.:

By:	/s/ Joel Schur
Joel Schur
President